DELAWARE GROUP® EQUITY FUNDS V

Delaware Dividend Income Fund
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statement of Additional Information dated March 30, 2015

The following information replaces the last two tables in the section in the Funds’ SAI entitled "Investment Manager and Other Service Providers – Distributor”:

During the Funds’ last three fiscal years, the Distributor received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments from the Funds with respect to Class A shares of the Funds as follows:

Fiscal Year Ended	Delaware Dividend Income Fund Class A shares	Delaware Small Cap Core Fund Class A shares	Delaware Small Cap Value Fund Class A shares
11/30/14	$589	$340	$4,267
11/30/13	$5,468	$269	$659
11/30/12	$1,609	$4	$1,123

During the Funds’ last three fiscal years, the Distributor received, in the aggregate, CDSC payments with respect to Class C shares of the Funds as follows:

Fiscal Year Ended	Delaware Dividend Income Fund Class C shares	Delaware Small Cap Core Fund Class C shares	Delaware Small Cap Value Fund Class C shares
11/30/14	$31,078	$6,568	$8,366
11/30/13	$11,690	$1,811	$10,855
11/30/12	$12,221	$463	$5,738

Please keep this supplement for future reference.

This Supplement is dated February 1, 2016.